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                                                                    Exhibit 10.2

                         [LETTERHEAD OF COLTEC, INC.]

Date:     December 6, 1999              Attn:     Mr. Patrick Badgley

To:       REGI U.S.
          Rand Energy Group Inc., U.S.A.
          2815 Franklin Drive, Columbus, IN 47201

          +------------------------------------------------------+
          |              Special Services Proposal               |
          |                       #1355                          |
          |   Approved by: /s/ John Robertson    Date: 12/21/99  |
          |               -------------------          --------  |
          +------------------------------------------------------+

     Based on the meeting between Patrick Badgley and the ColTec managers, which took place on December 3, 1999, and the request for Drafting Assistance document dated November 16, 1999, ColTec, Inc. presents this proposal.

DESCRIPTION OF WORK:
--------------------

     Using existing 3D Solid Edge models and 2D drawings for the Rand Cam compressor provided by REGI U.S. ColTec will accomplish the following tasks:

(1)  Model the fasteners required to complete assembly.

(2)  Correctly model both CAM parts.

(3)  Assemble the entire model and check for interference.

(4)  Accomplish a stack up analysis for the entire assembly.

(5)  Correct the 3D models and assemblies as required by the stack up analysis.

(6)  Select preferred manufacturing method.

(7) For cast parts add draft to each part. For machined parts add stock to each part.

(8) Generate either dimensioned casting or machining drawings depending on the process selected to make each of the parts. (For the purpose of prototypes only)

(9)  Identify supplier to make the parts.

(10) Secure agreements, procure parts, assemble and deliver (2) compressor assemblies.

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(11) Provide an estimated cost of production for quantities of 10,000 20,000 and 50,000 units.

TIME SCHEDULE:
--------------

 .    Contract start date estimated to be December 15, 1999

 .    Complete Step (1) thru (6)        Week 1 thru 6

 .    Complete step (7) and (8)         Week 3 thru 16

 .    Complete step (9) and (10)        Week 16 thru 23

REGI U.S. SUPPORT REQUIREMENTS:
-------------------------------

 .    In order to complete the work described herein both correctly and in a timely manner, Mr. Badgley will need to function as an unpaid "Project Manager Consultant". In this role Mr. Badgley will periodically review and approve work as it is completed. He will also need to make final decisions on design changes that may result from the stackup analysis. As suppliers are located and cost/time estimates are secured for each of the parts, final decisions regarding cast-Vs-machined will be required.

 .    All the necessary engineering and analysis for the compressor is assumed to be completed and correct for the design as delivered to ColTec.

 .    Provide any existing Solid Edge Rand Cam part models.

 .    Provide any existing solid Edge Rand Cam Assembly Models

 .    Provide any existing Solid Edge Rand Cam 2D Drawings

COST:
-----

 .    Budget for ColTec CAD Support     $100,000

 .    Parts requisition                 See condition (c&d) below

 .    Security Administration           See condition (e) below

PROPOSAL CONDITIONS:
--------------------

(a) A 10% Starting Deposition required. Work will begin on the project on approval and receipt of the deposit.

(b) If major design changes to the current product configuration are required, the additional costs incurred by ColTec, Inc. will be charged to REGI U.S. on an hourly basis.

(c) The cost of actual parts is currently unknown and is not included in this estimate.

(d)  Part procurement will include the cost of the part plus a 10% handling fee.


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(e)  An additional hourly effort may be required to obtain NONDISCLOSURE agreements during the supplier selection phase as required by paragraph 2. This fee sill also cover the maintenance of the TRANSMITTAL LOG along with the PROPRIETARY marking of transmitted documents as required by paragraph 17.

(f) Bimonthly invoices, based on the actual hours worked on #1355, will be approved by Pat Badgley. The invoices are to be paid within 10 days.

(g) Delivery time of actual parts depends on the supplier's schedule and as such cannot be guaranteed by ColTec.

(h) ColTec does not warrant or guarantee the functionality of the completed compressor.

(i) ColTec will perform the tasks stated herein in a rigorous and professional manner. However, the final product liability is the responsibility of REGI U.S.

(j) This Proposal is valid for 30 days. A signature in the proposal agreement block will constitute approval.

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Estimated Work Schedule for REGI U.S. Project #1355

PHASE/TASK    DESCRIPTION                    ASSIGNED       START       END

STEP (1)      Model Fasteners                Russell        12/15/98    12/22/99

Review                                       Pat

STEP (2)      Complete CAM parts             Pete           12/15/99    12/23/99

Review                                       Pat

STEP (3)      Assemble Model                 Pete           12/23/99    1/7/00

STEP (3a)     Interference Check             Pete           12/27/99    1/7/00
     (3b)     Part/Assembly Corrections      Russell                    1/7/00

Review                                       Pat

STEP (4a)     Update Detail drawings         Robert         12/15/99    1/7/00
     (4b)     Stackup analysis               Bill/Russell   1/7/00      1/21/00

Review                                       Pat

STEP (5)      Part/Assembly Corrections      Pete/Russell   1/12/00     1/26/00
     (5b)     Confirm Stackup                Bill           1/26/00     1/28/00

Review                                       Pat

STEP (6)      Select Manufacturing Method    Bill,Pete,Pat  12/15/99    1/28/00

STEP (7a)     Add Draft "Cast Parts"         Russell        1/28/00     2/25/00
              Add Stock for machining        Robert         1/28/00     2/25/00
     (7b)     Generate Mfg. Drawings"        Bill/Russell   2/14/00     3/3/00
     (7c)     Add Stock "Machined Parts"     Bill/Robert    2/24/00     3/3/00
     (7d)     Generate Mfg. Drawings         Russell/Robert/Bill

Review                                       Pat

subtotal

STEP (8)      Identify Suppliers             Joe/Pete       12/15/99    1/28/00

STEP (9)      Secure Agreements              Joe/Pete       1/28/00     2/25/00
     (9b)     Have Parts Made                Joe/Pete       2/7/00      5/5/00

Review
     (9c)     Assemble Compressor                           5/5/00      5/19/00

Acceptance                                   REGI U.S.
                                                            12/15/99    5/19/00